UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2008

ITEM 1.                             REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / AUGUST 31, 2008

Western Asset
Global Partners
Income Fund Inc.
(GDF)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	27

Statement of operations	28

Statements of changes in net assets	29

Statement of cash flows	30

Financial highlights	31

Notes to financial statements	32

Report of independent registered public accounting firm	44

Additional information	45

Annual chief executive officer and chief financial officer certifications	51

Dividend reinvestment and cash purchase plan	52

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended August 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a very strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% during the first quarter of 2008, and second quarter 2008 GDP growth was 2.8%. In recent months, the economy was supported by strong exports and consumer spending, the latter of which was aided by the government’s tax rebate checks.

While the economy may not fall into a recession, it is a moot point for many Americans, as the job market continues to weaken and energy prices remain elevated. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first eight months of 2008, and the unemployment rate rose to 6.1% in August, its highest level since September 2003. After oil reached a record $147 a barrel on July 11, 2008, it fell to $115 as of August 31, 2008. However, it continues to be well above the price of $74 per barrel as of August 31, 2007.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September (after the reporting period ended), the Fed held rates steady. In conjunction with its September meeting, the Fed stated: “Strains in financial markets have increased significantly and labor markets have weakened further. Economic growth appears to have slowed recently, partly reflecting a softening of household spending. Tight credit conditions, the ongoing housing contraction, and some slowing in export growth are likely to weigh on economic growth over the next few quarters.”

Western Asset Global Partners Income Fund Inc.	I

Letter from the chairman continued

Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%.

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. Then, after the close of the reporting period, in mid-September, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. The U.S. Department of the Treasury also took an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, the Treasury proposed a $700 billion rescue plan to help financial institutions reduce their exposure to troubled mortgage-related securities. After the House of Representatives initially rejected the plan on September 29, 2008, a revamped version was approved by Congress and, on October 3, 2008, signed into law by the President of the United States.

During the 12-month reporting period ended August 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then rose in April, May and early June 2008, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the 12 months ended August 31, 2008, two-year Treasury yields fell from 4.15% to 2.36%. Over the same time frame, 10-year Treasury yields moved from 4.54% to 3.83%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.86%.

Periods of increased investor risk aversion caused the high-yield bond market to produce weak results over the 12 months ended August 31, 2008. During that period, the Citigroup High Yield Market Indexv returned -1.43%.

II	Western Asset Global Partners Income Fund Inc.

While high-yield bond prices rallied on several occasions, it was not enough to overcome several flights to quality that served to drag down the sector.

Despite periods of extreme market volatility and increased investor risk aversion, the emerging debt market posted solid results for the 12 months ended August 31, 2008. During that period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 6.80%. Emerging market debt prices fluctuated given uncertainties regarding the potential fallout from the credit crisis in the U.S., fears of slower global growth and gyrating commodity prices. However, this was more than offset by overall solid demand, superior growth rates, increased domestic spending and rating upgrades in countries such as Brazil. For example, in the spring of 2008, Brazil received an investment grade credit rating for the first time from Standard & Poor’s. While many commodity prices are now lower than they were when they reached record high levels earlier in the year, they remain relatively high–further supporting many emerging market countries.

A special note regarding recent market volatility

In recent weeks, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and, perhaps, into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain steadfast in our commitment to provide you with extraordinary service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers do everything in their power to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Western Asset Global Partners Income Fund Inc.	III

Letter from the chairman continued

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 8, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Argentina, Belize, Brazil, Bulgaria, Chile, China, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Lebanon, Malaysia, Mexico, Pakistan, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Trinidad & Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela and Vietnam.

IV	Western Asset Global Partners Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 33% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries and at least 33% of its total assets in high-yield U.S. corporate debt securities. The Fund is also able to invest up to 33% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, both investment grade and high-yield securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stocks and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

The Fund’s investment process assimilates top-down macroeconomic views with bottom-up credit analysts’ fundamental and relative value views regarding industry and issuer opportunities. As a firm, Western Asset Management Company (“Western Asset”), the Fund’s subadviser, aims to add value by exploiting inefficiencies in the fixed-income markets. A fundamental approach is used to identify these inefficiencies. The Fund diversifies its holdings across a range of securities, industries and maturity dates in an attempt to minimize the risk of any individual holding. We use various tools, both external and proprietary, to help identify, measure and manage portfolio risk. In particular, we look for companies that we believe have the ability to weather adverse economic conditions while providing moderate to high returns to bondholders, companies that are repositioning in the marketplace and that we believe are temporarily undervalued, and companies that demonstrate an ability to improve their financial condition where that improvement and positive trajectory have not yet been fully appreciated by rating agencies and the market. Often times, this strategy will result in a higher concentration of lower-rated securities in the portfolio versus our benchmark. However, no assurance can be given that markets will perform as we predict, and a risk of loss exists.

Western Asset utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, bond markets in both the U.S. and abroad experienced periods of increased volatility. A severe credit crunch in many developed countries, coupled with changing perceptions regarding the

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	1

Fund overview continued

economy, inflation and future central bank monetary policy caused bond prices to fluctuate.

Over the 12-month reporting period, there were several “flights to quality,” as increased risk aversion caused investors to flock to the relative safety of government bonds. As a result, the global government bond market, as measured by the JPMorgan Global Government Bond Index (Hedged)i, generated a respectable 5.52% return during the one-year period ended August 31, 2008. Over the same period, riskier asset classes generated mixed results. While default rates remained relatively low, high-yield bond prices fell sharply on several occasions. All told, high-yield bonds, as measured by the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexii, returned -0.66%. Emerging market debt fared much better, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii gained 6.80% during the 12-month reporting period. Many emerging market countries saw their bond prices rise as they benefited from high commodity prices and solid economic growth.

Q. How did we respond to these changing market conditions?

A. While riskier asset classes suffered indiscriminately during this past year’s spike in risk aversion and round after round of fire sales, emerging market sovereign debt held up relatively better than high-yield and investment grade corporate bonds. Believing relative valuations of these corporate bonds were more attractive, we increased the Fund’s exposure to these asset classes and reduced its exposure to emerging market sovereign debt. As a long-term value investor, this period of extreme volatility has been severely challenging. In our opinion, pricing has been determined more by technical selling pressure and herd behavior rather than underlying fundamental value. It can be tempting to alter one’s investment philosophy to conform to these abnormal market conditions. However, Western Asset knows that these conditions will not last forever and we are sticking with the philosophy that has served us well for the past 30 years. Rather than attempt to time the market, we continue to focus on holding securities that we deem to be “money-good” and mature at par. We also increased the Fund’s exposure to local currency emerging market debt. There are a number of select countries with credible central banks that are running large current account surpluses and providing funds to the rest of the world. We felt valuations were much stronger within these countries and, therefore, felt it prudent to diversify into these currencies that, we believed, were undervalued relative to the U.S. dollar.

2	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

Performance review

For the 12 months ended August 31, 2008, Western Asset Global Partners Income Fund Inc. returned -2.16% based on its net asset value (“NAV”)iv and 0.11% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index and the EMBI Global, returned -0.66% and 6.80%, respectively, for the same period. The Lipper Global Income Closed-End Funds Category Averagev returned 2.81% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.98 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of August 31, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of August 31, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$11.36 (NAV)	-2.16%
$10.30 (Market Price)	0.11%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The Fund had diversified its emerging market debt exposure during the period to include a number of currencies, including the Brazilian real, Egyptian pound, Russian ruble, Malaysian ringgit and Indonesian ruppiah. All of these currencies appreciated against the U.S. dollar, with the largest gains on the Brazilian real, which was up nearly 17%. This currency appreciation was on top of already strong performance from the underlying bond position. Overall, this position had a large positive impact on the Fund’s performance. An overweight to Brazilian debt, in general, was also a contributor to results as the country reached investment grade status during the period as a result of debt reduction, prudent fiscal policy and a disciplined central bank.

Q. What were the leading detractors from performance?

A. The Fund had an emphasis on high-yield corporate debt when the reporting period began and increased this exposure as spreads widened in the early part of the period. This had a significant negative impact on performance. We felt that spreads had decoupled from the fundamentals and no longer accurately reflected the probability of default. While we still hold

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	3

Fund overview continued

great conviction in that view, the markets did not recover as we expected and short-term technical selling continued to dominate to the detriment of the Fund’s performance. In particular, we felt that spreads on a number of select financial firms widened disproportionately to their inherent risk and our issue selection strategy within the Financials sector further detracted from returns. The Fund’s exposure to the broad investment grade market through the use of a credit default swap also detracted from performance, as spreads widened dramatically, especially on these more liquid contracts, during the financial crisis. In addition, an underweight to the Philippines detracted from results as the country performed better than most of its peers.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the 12-month period.

Looking for additional information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Partners Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 16, 2008

4	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                     The JPMorgan Global Government Bond Index (Hedged) is a total return, market capitalization weighted index, comprised of fixed-rate government debt of 13 developed government bond markets. The Index is rebalanced monthly and consists of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, United Kingdom and United States.

ii                  The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade fixed-rate, taxable corporate bond market.

iii               The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Argentina, Belize, Brazil, Bulgaria, Chile, China, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Lebanon, Malaysia, Mexico, Pakistan, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Trinidad & Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela and Vietnam.

iv                Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

v                   Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended August 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — August 31, 2008

6	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

Schedule of investments

August 31, 2008

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 64.5%
CONSUMER DISCRETIONARY — 10.9%
	Auto Components — 0.9%
	Allison Transmission Inc., Senior Notes:
270,000	11.000% due 11/1/15(a)	$249,750
465,000	11.250% due 11/1/15(a)(b)	416,175
535,000	Keystone Automotive Operations Inc.,
	Senior Subordinated Notes, 9.750% due 11/1/13	219,350
	Visteon Corp., Senior Notes:
509,000	8.250% due 8/1/10	432,650
1,171,000	12.250% due 12/31/16(a)	807,990
	Total Auto Components	2,125,915
	Automobiles — 0.9%
	Ford Motor Co., Debentures:
265,000	8.875% due 1/15/22	136,475
595,000	8.900% due 1/15/32	318,325
	General Motors Corp.:
890,000	Notes, 7.200% due 1/15/11	574,050
	Senior Debentures:
200,000	8.250% due 7/15/23	98,500
2,160,000	8.375% due 7/15/33	1,080,000
	Total Automobiles	2,207,350
	Diversified Consumer Services — 0.4%
	Education Management LLC/Education Management Finance Corp.:
85,000	Senior Notes, 8.750% due 6/1/14	77,881
550,000	Senior Subordinated Notes, 10.250% due 6/1/16	484,688
	Service Corp. International, Senior Notes:
180,000	7.625% due 10/1/18	173,700
130,000	7.500% due 4/1/27	106,925
	Total Diversified Consumer Services	843,194
	Hotels, Restaurants & Leisure — 2.3%
	Boyd Gaming Corp., Senior Subordinated Notes:
90,000	6.750% due 4/15/14	69,975
100,000	7.125% due 2/1/16	76,250
590,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(c)	8,850
410,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	289,050
125,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	106,250
675,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	651,375
430,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	353,675

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	7

Schedule of investments continued

August 31, 2008

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 2.3% continued
335,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	$326,625
350,000	Harrah’s Operating Co. Inc., Senior Notes, 10.750% due 2/1/16(a)	237,125
440,000	Indianapolis Downs LLC & Capital Corp., 11.000% due 11/1/12(a)	352,000
800,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	574,000
	MGM MIRAGE Inc.:
210,000	Notes, 6.750% due 9/1/12	181,650
240,000	Senior Notes, 7.625% due 1/15/17	198,900
55,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	38,775
569,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14(a)	596,027
755,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	524,725
245,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.875% due 2/1/14(a)(d)	180,688
	Station Casinos Inc.:
	Senior Notes:
560,000	6.000% due 4/1/12	393,400
185,000	7.750% due 8/15/16	125,800
	Senior Subordinated Notes:
475,000	6.500% due 2/1/14	216,125
50,000	6.625% due 3/15/18	21,000
	Total Hotels, Restaurants & Leisure	5,522,265
	Household Durables — 1.1%
55,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	52,525
1,250,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/49(c)(e)(f)	0
445,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	398,275
765,000	K Hovnanian Enterprises Inc., 11.500% due 5/1/13(a)	785,081
665,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	665,000
695,000	Norcraft Holdings LP/Norcraft Capital Corp.,
	Senior Discount Notes, step bond to yield 9.838% due 9/1/12	622,025
	Total Household Durables	2,522,906
	Internet & Catalog Retail — 0.1%
320,000	Ticketmaster, Senior Notes, 10.750% due 8/1/16(a)	329,600
	Media — 3.7%
	Affinion Group Inc.:
110,000	Senior Notes, 10.125% due 10/15/13	108,900
935,000	Senior Subordinated Notes, 11.500% due 10/15/15	916,300

See Notes to Financial Statements.

8	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Media — 3.7% continued
2,894,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	$2,235,615
336,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	302,400
200,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	133,000
210,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	139,650
910,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	960,050
	CSC Holdings Inc.:
280,000	Senior Debentures, 8.125% due 8/15/09	284,900
345,000	Senior Notes, 6.750% due 4/15/12	338,100
635,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	490,538
75,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	78,000
195,000	EchoStar DBS Corp., Senior Notes, 7.750% due 5/31/15	187,200
520,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(a)	517,400
1,345,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	615,337
	R.H. Donnelley Corp.:
200,000	Senior Discount Notes, 6.875% due 1/15/13	110,500
150,000	Senior Notes, 8.875% due 1/15/16	79,500
140,000	R.H. Donnelley Inc., 11.750% due 5/15/15(a)	103,600
320,000	Sun Media Corp., 7.625% due 2/15/13	304,800
	TL Acquisitions Inc.:
640,000	Senior Notes, 10.500% due 1/15/15(a)	550,400
450,000	Senior Subordinated Notes, step bond to yield 13.361% due 7/15/15(a)	324,000
	Total Media	8,780,190
	Multiline Retail — 0.8%
	Dollar General Corp.:
105,000	Senior Notes, 10.625% due 7/15/15	105,787
570,000	Senior Subordinated Notes, 11.875% due 7/15/17(b)	541,500
	Neiman Marcus Group Inc.:
140,000	7.125% due 6/1/28	118,300
390,000	Senior Notes, 9.000% due 10/15/15(b)	381,225
905,000	Senior Subordinated Notes, 10.375% due 10/15/15	886,900
	Total Multiline Retail	2,033,712

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	9

Schedule of investments continued

August 31, 2008

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Specialty Retail — 0.6%
280,000	Ace Hardware Corp., Senior Secured Notes, 9.125% due 6/1/16(a)	$253,400
	AutoNation Inc., Senior Notes:
85,000	4.791% due 4/15/13(d)	70,550
95,000	7.000% due 4/15/14	82,650
540,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	430,650
240,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	248,700
	Michaels Stores Inc.:
380,000	Senior Notes, 10.000% due 11/1/14	286,900
230,000	Senior Subordinated Bonds, 11.375% due 11/1/16	148,350
	Total Specialty Retail	1,521,200
	Textiles, Apparel & Luxury Goods — 0.1%
325,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	317,688
	TOTAL CONSUMER DISCRETIONARY	26,204,020
CONSUMER STAPLES — 1.2%
	Beverages — 0.2%
515,000	Constellation Brands Inc., Senior Notes, 7.250% due 9/1/16	507,275
	Food & Staples Retailing — 0.0%
87,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	101,148
	Food Products — 0.4%
	Dole Food Co. Inc., Senior Notes:
50,000	8.625% due 5/1/09	49,625
800,000	7.250% due 6/15/10	744,000
110,000	Stater Brothers Holdings Inc., 7.750% due 4/15/15	106,700
	Total Food Products	900,325
	Household Products — 0.3%
300,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	295,500
325,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	311,188
	Total Household Products	606,688
	Tobacco — 0.3%
	Alliance One International Inc., Senior Notes:
55,000	8.500% due 5/15/12	51,837
620,000	11.000% due 5/15/12	633,950
	Total Tobacco	685,787
	TOTAL CONSUMER STAPLES	2,801,223

See Notes to Financial Statements.

10	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
ENERGY — 8.4%
	Energy Equipment & Services — 0.2%
355,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	$350,563
175,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	178,500
70,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	74,849
	Total Energy Equipment & Services	603,912
	Oil, Gas & Consumable Fuels — 8.2%
540,000	Atlas Pipeline Partners LP, 8.750% due 6/15/18(a)	529,200
1,675,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,712,687
990,000	Chesapeake Energy Corp., Senior Notes, 6.625% due 1/15/16	933,075
500,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.750% due 5/15/17	500,000
4	Corral Finans AB, Senior Secured Subordinated Bonds, 4.291% due 4/15/10(a)(b)(d)	3
	El Paso Corp.:
	Medium-Term Notes:
900,000	7.800% due 8/1/31	893,250
230,000	7.750% due 1/15/32	227,031
825,000	Notes, 7.875% due 6/15/12	850,631
	Enterprise Products Operating LP:
350,000	Junior Subordinated Notes, 8.375% due 8/1/66(d)	346,308
260,000	Subordinated Notes, 7.034% due 1/15/68(d)	225,863
805,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	800,975
1,410,000	Gaz Capital SA, Medium Term Notes, 7.288% due 8/16/37(a)	1,215,632
	Gazprom, Loan Participation Notes:
1,240,000	6.212% due 11/22/16(a)	1,121,704
260,000	Senior Notes, 6.510% due 3/7/22(a)	220,974
140,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16(a)	132,300
635,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	647,700
1,530,000	KazMunaiGaz Finance Sub B.V., 8.375% due 7/2/13(a)	1,560,600
	Mariner Energy Inc., Senior Notes:
260,000	7.500% due 4/15/13	244,400
120,000	8.000% due 5/15/17	110,400
330,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18(a)	330,000
155,000	OPTI Canada Inc., Senior Secured Notes, 7.875% due 12/15/14	154,031
440,000	Parallel Petroleum Corp., 10.250% due 8/1/14	431,200
300,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	315,000
813,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	806,624

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	11

Schedule of investments continued

August 31, 2008

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
		Oil, Gas & Consumable Fuels — 8.2% continued
		Petrohawk Energy Corp., Senior Notes:
330,000		9.125% due 7/15/13	$330,000
140,000		7.875% due 6/1/15(a)	131,250
		Petroplus Finance Ltd.:
470,000		6.750% due 5/1/14(a)	427,700
280,000		Senior Note, 7.000% due 5/1/17(a)	249,900
1,400,000		SandRidge Energy Inc., Senior Notes, 8.000% due 6/1/18(a)	1,319,500
1,090,000		SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(e)	207,100
320,000		Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(a)	328,800
110,000		Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16(a)	100,650
200,000		Teekay Corp., Senior Notes, 8.875% due 7/15/11	208,750
600,000		VeraSun Energy Corp., 9.375% due 6/1/17	354,000
330,000		W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	298,650
725,000		Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	692,375
		Williams Cos. Inc.:
		Notes:
120,000		7.125% due 9/1/11	124,284
185,000		8.750% due 3/15/32	208,679
300,000		Senior Notes, 7.625% due 7/15/19	314,081
		Total Oil, Gas & Consumable Fuels	19,605,307
		TOTAL ENERGY	20,209,219
FINANCIALS — 10.6%
		Commercial Banks — 5.1%
1,150,000		ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	1,138,500
3,768,531		HSBC Bank PLC, 7.000% due 11/1/11(f)	3,660,789
		HSBK Europe BV:
250,000		9.250% due 10/16/13(a)	240,625
740,000		7.250% due 5/3/17(a)	616,050
		ICICI Bank Ltd., Subordinated Bonds:
186,000		6.375% due 4/30/22(a)(d)	156,361
130,000		6.375% due 4/30/22(a)(d)	110,718
65,777,500	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11(a)(f)	2,657,448
810,000		RSHB Capital, Notes, 7.125% due 1/14/14(a)	793,233
		Russian Agricultural Bank, Loan Participation Notes:
731,000		7.175% due 5/16/13(a)	718,280
1,686,000		6.299% due 5/15/17(a)	1,501,383

See Notes to Financial Statements.

12	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Commercial Banks — 5.1% continued
	TuranAlem Finance BV, Bonds:
530,000	8.250% due 1/22/37(a)	$376,300
475,000	8.250% due 1/22/37(a)	337,250
	Total Commercial Banks	12,306,937
	Consumer Finance — 2.6%
665,000	AmeriCredit Corp., 8.500% due 7/1/15	510,387
	Ford Motor Credit Co.:
	Notes:
100,000	7.875% due 6/15/10	86,237
295,000	7.000% due 10/1/13	213,940
	Senior Notes:
862,000	8.026% due 6/15/11(d)	675,048
170,000	5.538% due 1/13/12(d)	125,603
2,565,000	12.000% due 12/15/16	2,172,034
	General Motors Acceptance Corp.:
2,125,000	Bonds, 8.000% due 11/1/31	1,148,063
480,000	Notes, 6.875% due 8/28/12	281,804
990,000	SLM Corp., 8.450% due 6/15/18	909,256
	Total Consumer Finance	6,122,372
	Diversified Financial Services — 2.1%
200,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15(a)	119,000
320,000	Capmark Financial Group Inc., 5.875% due 5/10/12	206,665
335,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	271,350
130,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(a)	132,080
	Leucadia National Corp., Senior Notes:
380,000	8.125% due 9/15/15	384,275
140,000	7.125% due 3/15/17	132,475
	Residential Capital LLC:
1,148,000	Junior Secured Notes, 9.625% due 5/15/15(a)	384,580
775,000	Senior Secured Notes, 8.500% due 5/15/10(a)	538,625
	TNK-BP Finance SA:
760,000	7.500% due 7/18/16(a)	682,100
1,160,000	Senior Notes, 7.875% due 3/13/18(a)	1,041,100
610,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.998% due 10/1/15	550,525
525,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	518,437
	Total Diversified Financial Services	4,961,212

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	13

Schedule of investments continued

August 31, 2008

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Insurance — 0.3%
960,000	American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58(a)(d)	$743,192
	Real Estate Investment Trusts (REITs) — 0.2%
20,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	18,100
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
120,000	6.500% due 6/1/16	114,600
360,000	6.750% due 4/1/17	343,800
	Total Real Estate Investment Trusts (REITs)	476,500
	Real Estate Management & Development — 0.3%
335,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	185,925
	Realogy Corp.:
100,000	10.500% due 4/15/14	59,500
635,000	11.000% due 4/15/14(b)	301,625
640,000	Senior Subordinated Notes, 12.375% due 4/15/15	297,600
	Total Real Estate Management & Development	844,650
	TOTAL FINANCIALS	25,454,863
HEALTH CARE — 3.8%
	Health Care Equipment & Supplies — 0.3%
395,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	355,500
	Biomet Inc.:
160,000	10.375% due 10/15/17(b)	168,800
255,000	11.625% due 10/15/17	269,344
	Total Health Care Equipment & Supplies	793,644
	Health Care Providers & Services — 3.5%
690,000	CRC Health Corp., 10.750% due 2/1/16	534,750
	DaVita Inc.:
310,000	Senior Notes, 6.625% due 3/15/13	303,800
455,000	Senior Subordinated Notes, 7.250% due 3/15/15	449,881
	HCA Inc.:
400,000	Debentures, 7.500% due 12/15/23	312,347
	Notes:
610,000	6.375% due 1/15/15	506,300
55,000	7.690% due 6/15/25	43,300
	Senior Notes:
4,000	6.250% due 2/15/13	3,480
135,000	6.500% due 2/15/16	113,063
	Senior Secured Notes:
525,000	9.250% due 11/15/16	541,406
1,000,000	9.625% due 11/15/16(b)	1,011,250

See Notes to Financial Statements.

14	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Health Care Providers & Services — 3.5% continued
975,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	$982,312
	Tenet Healthcare Corp., Senior Notes:
665,000	6.375% due 12/1/11	645,050
160,000	6.500% due 6/1/12	155,600
754,000	7.375% due 2/1/13	711,587
455,000	9.875% due 7/1/14	460,688
	Universal Hospital Services Inc.:
130,000	6.303% due 6/1/15(d)	121,550
635,000	Senior Secured Notes, 8.500% due 6/1/15(b)	635,000
986,000	US Oncology Holdings Inc., Senior Notes, 7.949% due 3/15/12(b)(d)	793,730
	Total Health Care Providers & Services	8,325,094
	Pharmaceuticals — 0.0%
1,515,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(e)	79,538
	TOTAL HEALTH CARE	9,198,276
INDUSTRIALS — 7.5%
	Aerospace & Defense — 0.9%
350,000	BE Aerospace Inc., 8.500% due 7/1/18	365,750
555,000	DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16	574,425
1,300,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	1,303,250
	Total Aerospace & Defense	2,243,425
	Airlines — 1.0%
	Continental Airlines Inc., Pass-Through Certificates:
11,894	6.541% due 9/15/09	11,180
196,765	8.312% due 4/2/11(f)	174,137
230,000	7.339% due 4/19/14	173,650
1,130,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	1,096,100
	Delta Air Lines Inc.:
329,143	8.954% due 8/10/14(f)	240,274
	Pass-Through Certificates:
406,692	6.619% due 3/18/11	386,358
310,000	7.711% due 9/18/11	249,550
	Total Airlines	2,331,249
	Building Products — 1.1%
	Associated Materials Inc.:
1,420,000	Senior Discount Notes, step bond to yield 15.124% due 3/1/14	958,500

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	15

Schedule of investments continued

August 31, 2008

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Building Products — 1.1% continued
170,000	Senior Subordinated Notes, 9.750% due 4/15/12	$170,425
758,000	GTL Trade Finance Inc., 7.250% due 10/20/17(a)	764,491
	Nortek Inc.:
290,000	Senior Secured Notes, 10.000% due 12/1/13(a)	272,600
340,000	Senior Subordinated Notes, 8.500% due 9/1/14	209,100
940,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 15.368% due 3/1/14	399,500
	Total Building Products	2,774,616
	Commercial Services & Supplies — 1.9%
900,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	955,125
315,000	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15(a)	281,925
	DynCorp International LLC/DIV Capital Corp.:
120,000	9.500% due 2/15/13(a)	120,000
1,519,000	Senior Subordinated Notes, 9.500% due 2/15/13	1,507,608
550,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	580,250
780,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	627,900
2,000,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08(c)(e)(f)	0
	US Investigations Services Inc.:
450,000	11.750% due 5/1/16(a)	366,750
60,000	Senior Subordinated Notes, 10.500% due 11/1/15(a)	53,700
	Total Commercial Services & Supplies	4,493,258
	Construction & Engineering — 0.3%
290,000	CSC Holdings Inc., 8.500% due 6/15/15(a)	292,900
470,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	471,175
	Total Construction & Engineering	764,075
	Industrial Conglomerates — 0.2%
500,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/10(c)(e)(f)	0
	Sequa Corp., Senior Notes:
260,000	11.750% due 12/1/15(a)	230,100
260,000	13.500% due 12/1/15(a)(b)	230,100
	Total Industrial Conglomerates	460,200
	Machinery — 0.1%
170,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	158,100
40,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	39,600
	Total Machinery	197,700
	Road & Rail — 1.2%
1,575,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	1,397,812

See Notes to Financial Statements.

16	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Road & Rail — 1.2% continued
	Kansas City Southern de Mexico, Senior Notes:
1,090,000	9.375% due 5/1/12	$1,144,500
160,000	7.625% due 12/1/13	157,600
25,000	7.375% due 6/1/14	24,500
100,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	101,625
	Total Road & Rail	2,826,037
	Trading Companies & Distributors — 0.6%
315,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	285,075
430,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	374,100
1,045,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	757,625
	Total Trading Companies & Distributors	1,416,800
	Transportation Infrastructure — 0.2%
	Swift Transportation Co., Senior Secured Notes:
790,000	10.554% due 5/15/15(a)(d)	280,450
345,000	12.500% due 5/15/17(a)	128,513
	Total Transportation Infrastructure	408,963
	TOTAL INDUSTRIALS	17,916,323
INFORMATION TECHNOLOGY — 1.6%
	Communications Equipment — 0.3%
880,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	616,000
	Electronic Equipment, Instruments & Components — 0.2%
	NXP BV/NXP Funding LLC:
120,000	Senior Notes, 9.500% due 10/15/15	81,600
	Senior Secured Notes:
160,000	5.541% due 10/15/13(d)	125,000
300,000	7.875% due 10/15/14	247,500
	Total Electronic Equipment, Instruments & Components	454,100
	IT Services — 0.9%
445,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a)(b)	396,606
1,500,000	First Data Corp., 5.625% due 11/1/11	804,375
	SunGard Data Systems Inc.:
149,000	Senior Notes, 9.125% due 8/15/13	151,980
920,000	Senior Subordinated Notes, 10.250% due 8/15/15	931,500
	Total IT Services	2,284,461
	Semiconductors & Semiconductor Equipment — 0.0%
	Freescale Semiconductor Inc.:
80,000	10.125% due 12/15/16	61,800
40,000	Senior Notes, 8.875% due 12/15/14	32,600
	Total Semiconductors & Semiconductor Equipment	94,400

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	17

Schedule of investments continued

August 31, 2008

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Software — 0.2%
565,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	$429,400
	TOTAL INFORMATION TECHNOLOGY	3,878,361
MATERIALS — 7.6%
	Chemicals — 1.1%
750,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	723,750
1,180,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16	584,100
345,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	322,575
450,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	474,750
1,130,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(a)	581,950
	Total Chemicals	2,687,125
	Containers & Packaging — 0.3%
200,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	189,000
160,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	133,600
325,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(e)(f)	0
250,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16(a)	257,500
175,000	Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14	154,875
	Total Containers & Packaging	734,975
	Metals & Mining — 4.5%
1,040,000	Evraz Group SA, Notes, 8.875% due 4/24/13(a)	1,016,600
650,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	690,059
150,000	Metals USA Holdings Corp., 6.750% due 7/1/12(b)(d)	136,125
730,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	766,500
505,000	Noranda Aluminium Holding Corp., Senior Notes, 8.578% due 11/15/14(b)(d)	404,000
900,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	839,250
1,305,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(a)	1,285,425
4,280,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	4,205,031
1,530,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	1,530,000
	Total Metals & Mining	10,872,990
	Paper & Forest Products — 1.7%
	Abitibi-Consolidated Co. of Canada:
877,000	15.500% due 7/15/10(a)	666,520
770,000	Senior Secured Notes, 13.750% due 4/1/11(a)	812,350
735,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	584,325
	NewPage Corp., Senior Secured Notes:
1,020,000	9.051% due 5/1/12(d)	961,350
200,000	10.000% due 5/1/12	195,000

See Notes to Financial Statements.

18	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†	SECURITY	VALUE
	Paper & Forest Products — 1.7% continued
143,066	Newpage Holding Corp., 9.986% due 11/1/13(b)(d)	$133,409
600,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	525,000
90,000	Verso Paper Holdings LLC, 11.375% due 8/1/16	76,950
	Total Paper & Forest Products	3,954,904
	TOTAL MATERIALS	18,249,994
TELECOMMUNICATION SERVICES — 7.3%
	Diversified Telecommunication Services — 5.1%
	Axtel SAB de CV:
70,000	11.000% due 12/15/13	75,075
100,000	7.625% due 2/1/17(a)	97,750
1,793,000	Senior Notes, 7.625% due 2/1/17(a)	1,748,175
110,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	84,975
	Citizens Communications Co.:
15,000	Debentures, 7.050% due 10/1/46	9,938
630,000	Senior Notes, 7.875% due 1/15/27	544,950
	Hawaiian Telcom Communications Inc.:
180,000	Senior Notes, 9.750% due 5/1/13	50,400
405,000	Senior Subordinated Notes, 12.500% due 5/1/15	72,900
1,750,000	Intelsat Corp., 9.250% due 8/15/14(a)	1,754,375
	Level 3 Financing Inc.:
40,000	6.845% due 2/15/15(d)	32,500
980,000	Senior Notes, 9.250% due 11/1/14	904,050
1,815,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	1,756,012
	Qwest Communications International Inc., Senior Notes:
412,000	6.304% due 2/15/09(d)	413,030
725,000	7.500% due 2/15/14	663,375
845,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13(a)	688,675
480,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	444,600
520,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(a)	503,050
1,130,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	1,081,975
455,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	468,650
790,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	786,050
	Total Diversified Telecommunication Services	12,180,505

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	19

Schedule of investments continued

August 31, 2008

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Wireless Telecommunication Services — 2.2%
420,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	$485,100
700,000	America Movil SAB de CV, 5.625% due 11/15/17	682,008
190,000	iPCS Inc., 4.926% due 5/1/13(d)	169,575
195,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	194,269
	Sprint Capital Corp., Senior Notes:
70,000	8.375% due 3/15/12	70,578
1,040,000	6.875% due 11/15/28	886,220
	True Move Co., Ltd.:
2,430,000	10.750% due 12/16/13(a)	1,944,000
950,000	10.375% due 8/1/14(a)	736,250
	Total Wireless Telecommunication Services	5,168,000
	TOTAL TELECOMMUNICATION SERVICES	17,348,505
UTILITIES — 5.6%
	Electric Utilities — 0.7%
560,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	598,500
455,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	493,675
680,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16(a)(b)	654,500
	Total Electric Utilities	1,746,675
	Gas Utilities — 0.4%
945,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	864,675
	Independent Power Producers & Energy Traders — 4.5%
300,000	AES Corp., Senior Notes, 9.375% due 9/15/10	316,500
	Dynegy Holdings Inc.:
480,000	Senior Debentures, 7.625% due 10/15/26	396,000
670,000	Senior Notes, 7.750% due 6/1/19	621,425
280,000	Dynegy Inc., 7.670% due 11/8/16	274,050
	Edison Mission Energy, Senior Notes:
610,000	7.750% due 6/15/16	613,050
350,000	7.200% due 5/15/19	337,750
440,000	7.625% due 5/15/27	399,300
5,310,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(b)	5,270,175
805,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	802,987
	NRG Energy Inc., Senior Notes:
275,000	7.250% due 2/1/14	271,906
1,175,000	7.375% due 2/1/16	1,163,250
135,000	7.375% due 1/15/17	132,300

See Notes to Financial Statements.

20	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE
AMOUNT†		SECURITY	VALUE
		Independent Power Producers & Energy Traders — 4.5% continued
120,000		TXU Corp., Senior Notes, 6.500% due 11/15/24	$86,342
		Total Independent Power Producers & Energy Traders	10,685,035
		TOTAL UTILITIES	13,296,385
		TOTAL CORPORATE BONDS & NOTES
		(Cost — $176,283,692)	154,557,169
ASSET-BACKED SECURITY — 0.0%
		Diversified Financial Services — 0.0%
987,700		Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(e)(f) (Cost — $987,700)	0
CONVERTIBLE BONDS & NOTES — 0.5%
		Marine — 0.2%
570,000		Horizon Lines Inc., 4.250% due 8/15/12	470,963
		Media — 0.1%
120,000		Virgin Media Inc., 6.500% due 11/15/16(a)	110,700
		Thrifts & Mortgage Finance — 0.2%
590,000		Countrywide Financial Corp., 0.000% due 4/15/37(d)	575,987
		TOTAL CONVERTIBLE BONDS & NOTES
		(Cost — $1,109,734)	1,157,650
COLLATERALIZED SENIOR LOANS — 1.3%
		Auto Components — 0.3%
728,528		Allison Transmission, Term Loan B, 5.263% due 8/7/14(d)	656,131
		Containers & Packaging — 0.3%
1,100,003		Berry Plastics Corp., Senior Term Loan, 9.791% due 6/15/14(d)	660,002
		Energy Equipment & Services — 0.3%
786,502		Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(d)(e)	778,637
		IT Services — 0.3%
790,000		First Data Corp., 9.320% due 9/24/15(d)	726,677
		Paper & Forest Products — 0.1%
224,000		Verso Paper Holdings LLC, 9.033% due 2/1/13(d)	186,480
		TOTAL COLLATERALIZED SENIOR LOANS
		(Cost — $3,302,246)	3,007,927
SOVEREIGN BONDS — 28.6%
		Argentina — 1.9%
		Republic of Argentina:
4,199,000		Bonds, 7.000% due 9/12/13	3,008,817
1,272,111		Discount Notes, 8.280% due 12/31/33(h)	950,903
5,670,000		GDP Linked Securities, 1.330% due 12/15/35(d)	567,000
		Total Argentina	4,526,720
		Brazil — 9.1%
9,001,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 1/1/12	4,951,914

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	21

Schedule of investments continued

August 31, 2008

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Brazil — 9.1% continued
		Federative Republic of Brazil:
5,350,000		7.125% due 1/20/37(h)	$5,970,600
		Collective Action Securities:
2,185,000		8.750% due 2/4/25	2,736,712
7,298,000		Notes, 8.000% due 1/15/18(h)	8,162,813
		Total Brazil	21,822,039
		Colombia — 1.1%
		Republic of Colombia:
100,000		7.375% due 1/27/17	110,250
2,190,000		7.375% due 9/18/37(h)	2,405,715
		Total Colombia	2,515,965
		Ecuador — 0.6%
1,631,000		Republic of Ecuador, 10.000% due 8/15/30(a)	1,451,590
		Egypt — 0.2%
2,810,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12(a)	483,581
		Gabon — 0.2%
512,000		Gabonese Republic, 8.200% due 12/12/17(a)	524,800
		Indonesia — 1.1%
		Republic of Indonesia:
7,931,000,000	IDR	10.250% due 7/15/22	748,128
5,692,000,000	IDR	11.000% due 9/15/25	558,129
5,058,000,000	IDR	10.250% due 7/15/27	463,478
250,000		8.500% due 10/12/35(a)	268,750
5,998,000,000	IDR	9.750% due 5/15/37	514,406
		Total Indonesia	2,552,891
		Mexico — 0.1%
160,000		United Mexican States, Medium-Term Notes, 5.625% due 1/15/17	161,920
		Panama — 2.3%
		Republic of Panama:
1,625,000		7.250% due 3/15/15	1,771,250
246,000		9.375% due 4/1/29	326,565
3,394,000		6.700% due 1/26/36(h)	3,483,941
		Total Panama	5,581,756
		Peru — 0.7%
		Republic of Peru:
381,000		Bonds, 6.550% due 3/14/37	391,477
1,200,000		Global Bonds, 7.350% due 7/21/25	1,350,000
		Total Peru	1,741,477
		Russia — 0.1%
160,000		Russian Federation, 12.750% due 6/24/28(a)	281,245

See Notes to Financial Statements.

22	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Turkey — 7.4%
	Republic of Turkey:
78,000	7.000% due 6/5/20	$78,293
575,000	11.875% due 1/15/30(h)	871,844
416,000	Bonds, 7.000% due 9/26/16	427,960
9,650,000	Collective Action Securities, Notes, 7.375% due 2/5/25(h)	9,782,687
7,026,000	Notes, 6.875% due 3/17/36(h)	6,578,092
	Total Turkey	17,738,876
	Venezuela — 3.8%
	Bolivarian Republic of Venezuela:
3,733,000	8.500% due 10/8/14(h)	3,481,022
4,267,000	5.750% due 2/26/16(h)	3,306,925
233,000	7.650% due 4/21/25	178,245
	Collective Action Securities:
1,982,000	9.375% due 1/13/34	1,729,295
391,000	Notes, 10.750% due 9/19/13	401,753
	Total Venezuela	9,097,240
	TOTAL SOVEREIGN BONDS (Cost — $70,630,973)	68,480,100
SHARES
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Household Durables — 0.0%
1,349,235	Home Interiors & Gifts Inc.(e)(f)*	1
10,194	Mattress Discounters Corp.(e)(f)*	0
	TOTAL CONSUMER DISCRETIONARY	1
INDUSTRIALS — 0.0%
	Machinery — 0.0%
5	Glasstech Inc.(e)(f)*	0
INFORMATION TECHNOLOGY — 0.0%
	Computers & Peripherals — 0.0%
12,166	Axiohm Transaction Solutions Inc.(e)(f)*	0
	TOTAL COMMON STOCKS (Cost — $1,121,578)	1
PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
1	ION Media Networks Inc., Series B, 12.000%*	715

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	23

Schedule of investments continued

August 31, 2008

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SHARES	SECURITY	VALUE
FINANCIALS — 0.1%
	Diversified Financial Services — 0.0%
6,800	Preferred Plus Trust, Series FRD-1, 7.400%	$68,000
300	Saturns, Series F 2003-5, 8.125%	3,138
4,091	TCR Holdings Corp., Class B Shares, 0.000%(e)(f)*	0
2,250	TCR Holdings Corp., Class C Shares, 0.000%(e)(f)*	0
5,932	TCR Holdings Corp., Class D Shares, 0.000%(e)(f)*	0
12,271	TCR Holdings Corp., Class E Shares, 0.000%(e)(f)*	0
	Total Diversified Financial Services	71,138
	Thrifts & Mortgage Finance — 0.1%
11,600	Federal National Mortgage Association (FNMA), 8.250%	166,460
	TOTAL FINANCIALS	237,598
INDUSTRIALS — 0.0%
	Machinery — 0.0%
5	Glasstech Inc., 0.000%(e)(f)*	0
	TOTAL PREFERRED STOCKS (Cost — $414,156)	238,313
CONVERTIBLE PREFERRED STOCKS — 0.5%
FINANCIALS — 0.5%
	Diversified Financial Services — 0.5%
940	Bank of America Corp.	859,160
7,800	Citigroup Inc.	332,436
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $1,323,882)	1,191,596
ESCROWED SHARES — 0.0%
625,000	Pillowtex Corp.(e)(f)* (Cost — $0)	0
WARRANTS
WARRANTS — 0.1%
9,125	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	326,219
4,202	Pillowtex Corp., Expires 11/24/09(e)(f)*	0
	TOTAL WARRANTS (Cost — $3,107)	326,219
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $255,177,068)	228,958,975

See Notes to Financial Statements.

24	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
SHORT-TERM INVESTMENTS — 4.4%
		Sovereign Bonds — 3.4%
		Bank Negara Malaysia Islamic Notes:
610,000	MYR	Zero coupon bond to yield 3.462% due 10/7/08	$ 179,144
3,680,000	MYR	Zero coupon bond to yield 3.327% due 11/27/08	1,075,014
		Bank Negara Malaysia Monetary Notes:
2,081,000	MYR	Zero coupon bond to yield 3.382% due 9/4/08	613,061
300,000	MYR	Zero coupon bond to yield 3.428% due 9/23/08	88,222
3,293,000	MYR	Zero coupon bond to yield 3.269% due 10/21/08	966,059
200,000	MYR	Zero coupon bond to yield 3.496% due 2/17/09	57,953
		Egypt Treasury Bills:
8,800,000	EGP	Zero coupon bond to yield 6.800% due 11/11/08	1,599,635
19,275,000	EGP	Zero coupon bond to yield 7.600% due 11/25/08	3,487,789
		TOTAL SOVEREIGN BONDS (Cost — $8,103,992)	8,066,877
		U.S. Government Agency — 0.0%
106,000		Federal National Mortgage Association (FNMA), Discount Notes, 1.384%-1.825% due 12/15/08(g) (Cost — $105,569)	105,202
		Repurchase Agreement — 1.0%
2,427,000		Morgan Stanley tri-party repurchase agreement dated 8/29/08, 2.030% due 9/2/08; Proceeds at maturity — $2,427,547; (Fully collateralized by various U.S. government agency obligations, 2.850% to 3.375% due 11/19/09 to 3/5/10; Market value — $2,512,284) (Cost — $2,427,000)	2,427,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $10,636,561)	10,599,079
		TOTAL INVESTMENTS — 100.0% (Cost — $265,813,629#)	$239,558,054

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is currently in default.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2008.
(e)	Illiquid security.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Rate shown represents yield-to-maturity.
(h)	All or a portion of this security is held by the counterparty as a collateral for open reverse repurchase agreements.
#	Aggregate cost for federal income tax purposes is $266,421,145.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	25

Schedule of investments continued

August 31, 2008

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Abbreviations used in this schedule:

BRL	– Brazilian Real
EGP	– Egyptian Pound
GDP	– Gross Domestic Product
IDR	– Indonesian Rupiah
MYR	– Malaysian Ringgit
OJSC	– Open Joint Stock Company
RUB	– Russian Ruble

See Notes to Financial Statements.

26	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

Statement of assets and liabilities

August 31, 2008

ASSETS:
Investments, at value (Cost — $265,813,629)	$239,558,054
Foreign currency, at value (Cost — $386,915)	380,775
Cash	289
Interest and dividends receivable	5,030,250
Deposits with brokers for swap contracts	1,100,000
Receivable for securities sold	907,181
Receivable for open swap contracts	19,163
Prepaid expenses	16,123
Total Assets	247,011,835
LIABILITIES:
Payable for open reverse repurchase agreement	35,707,246
Loan payable (Note 4)	35,000,000
Swap contracts, at value (premium received $321,262)	1,179,222
Payable for securities purchased	847,987
Interest payable	228,249
Investment management fee payable	155,144
Payable for open forward currency contracts	14,622
Payable for open swap contracts	2,839
Directors’ fees payable	1,406
Accrued expenses	175,159
Total Liabilities	73,311,874
TOTAL NET ASSETS	$173,699,961
NET ASSETS:
Par value ($0.001 par value; 15,289,720 shares issued and outstanding; 100,000,000 shares authorized)	$ 15,290
Paid-in capital in excess of par value	205,937,505
Undistributed net investment income	1,893,118
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(7,056,106)
Net unrealized depreciation on investments, swap contracts and foreign currencies	(27,089,846)
TOTAL NET ASSETS	$173,699,961
Shares Outstanding	15,289,720
Net Asset Value	$11.36

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	27

Statement of operations

For the Year Ended August 31, 2008

INVESTMENT INCOME:
Interest	$ 22,555,533
Dividends	138,036
Less: Foreign taxes withheld	(24,784)
Total Investment Income	22,668,785
EXPENSES:
Interest expense (Notes 3 and 4)	2,730,944
Investment management fee (Note 2)	1,959,379
Shareholder reports	111,529
Legal fees	93,768
Audit and tax	79,350
Commitment fees	56,196
Directors’ fees	45,486
Custody fees	31,785
Transfer agent fees	25,703
Stock exchange listing fees	18,687
Insurance	5,864
Miscellaneous expenses	9,159
Total Expenses	5,167,850
NET INVESTMENT INCOME	17,500,935
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(4,299,417)
Futures contracts	(42,659)
Written Options	29,551
Swap contracts	125,108
Foreign currency transactions	(154,203)
Net Realized Loss	(4,341,620)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(16,109,475)
Swap contracts	(857,960)
Foreign currencies	27,738
Change in Net Unrealized Appreciation/Depreciation	(16,939,697)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(21,281,317)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (3,780,382)

See Notes to Financial Statements.

28	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED AUGUST 31,	2008	2007
OPERATIONS:
Net investment income	$ 17,500,935	$ 14,245,349
Net realized gain (loss)	(4,341,620)	5,718,159
Change in net unrealized appreciation/depreciation	(16,939,697)	(10,716,910)
Increase from payment by affiliate	—	3,938
Increase (Decrease) in Net Assets From Operations	(3,780,382)	9,250,536
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(14,999,215)	(14,494,655)
Decrease in Net Assets From Distributions to Shareholders	(14,999,215)	(14,494,655)
DECREASE IN NET ASSETS	(18,779,597)	(5,244,119)
NET ASSETS:
Beginning of year	192,479,558	197,723,677
End of year*	$173,699,961	$192,479,558
* Includes undistributed net investment income and overdistributed net investment income, respectively, of:	$1,893,118	$(868,704)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	29

Statement of cash flows

For the Year Ended August 31, 2008

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$20,735,876
Operating expenses paid	(2,393,907)
Net purchases of short-term investments	(4,177,984)
Realized loss on foreign currency transactions	(154,203)
Realized gain on options	29,551
Realized loss on futures contracts	(42,659)
Realized gain on swap contracts	125,108
Net change in unrealized depreciation on foreign currencies	(3,795)
Purchases of long-term investments	(150,282,559)
Proceeds from disposition of long-term investments	137,685,340
Premium for written swaps	321,262
Change in payable for open forward currency contracts	14,622
Change in payable on interest rate swap contracts	2,839
Interest paid	(2,693,978)
Net Cash Provided by Operating Activities	(834,487)
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(16,207,103)
Deposits with brokers for swap contracts	(1,100,000)
Proceeds from reverse repurchase agreements	18,472,906
Net Cash Flows Used by Financing Activities	1,165,803
NET INCREASE IN CASH	331,316
Cash, beginning of year	49,748
Cash, end of year	$381,064
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$(3,780,382)
Accretion of discount on investments	(1,724,369)
Amortization of premium on investments	321,588
Decrease in investments, at value	5,402,470
Decrease in payable for securities purchased	(502,410)
Increase in interest receivable	(530,128)
Increase in premium for written swaps	321,262
Increase in interest rate swap contracts payable	2,839
Increase in receivable for securities sold	(439,944)
Increase in payable for open forward currency contracts	14,622
Increase in prepaid expenses	(7,424)
Increase in interest payable	36,966
Increase in accrued expenses	50,423
Total Adjustments	2,945,895
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$(834,487)

See Notes to Financial Statements.

30	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31

	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$12.59	$12.93	$13.06	$12.17	$11.55
INCOME (LOSS) FROM OPERATIONS:
Net investment income	1.14	0.93	0.97	1.07	1.15
Net realized and unrealized gain (loss)	(1.39)	(0.32)[1]	(0.14)	1.01	0.89
Total income (loss) from operations	(0.25)	0.61	0.83	2.08	2.04
LESS DISTRIBUTIONS FROM:
Net investment income	(0.98)	(0.95)	(0.96)	(1.19)	(1.43)
Total distributions	(0.98)	(0.95)	(0.96)	(1.19)	(1.43)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—	—	—	—	0.01
NET ASSET VALUE, END OF YEAR	$11.36	$12.59	$12.93	$13.06	$12.17
MARKET PRICE, END OF YEAR	$10.30	$11.27	$11.77	$12.78	$14.03
Total return, based on NAV[2,3]	(2.16)%	4.59%[4]	6.70%	17.88%	18.63%
Total return, based on Market Price Per Share[3]	0.11%	3.36%	0.08%	(0.39)%	18.86%
NET ASSETS, END OF YEAR (000s)	$173,700	$192,480	$197,724	$199,698	$184,936
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.77%	2.96%	3.27%	2.68%	2.11%
Gross expenses, excluding interest expense	1.31	1.31	1.23	1.26	1.27
Net expenses	2.77	2.96 [5]	3.27 [5]	2.68	2.11
Net expenses, excluding interest expense	1.31	1.31 [5]	1.23 [5]	1.26	1.27
Net investment income	9.38	7.03	7.25	8.43	9.64
PORTFOLIO TURNOVER RATE	46%	75%	71%	49%	69%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Year (000s)	$35,000	$35,000	$47,124	$59,124	$59,124
Weighted Average Loan (000s)	$35,000	$37,657	$56,461	$59,124	$59,124
Weighted Average Interest Rate on Loans	4.32%	5.63%	5.90%	3.79%	2.41%

[1]

The investment manager reimbursed the Fund for losses incurred resulting from an investment transaction error. The impact of this reimbursement to net realized and unrealized gain was less than $0.01 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[4]	The impact of the reimbursement of the Fund for the losses incurred, resulting from an investment transaction error, to Fund’s total return was less than 0.01%.
[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same

32	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations and are amortized over the life of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	33

Notes to financial statements continued

contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a

34	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the investment manager. The Fund bears the market risk arising from any change in index values or interest rates.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	35

Notes to financial statements continued

based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income

36	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(m) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$260,102	$(260,102)

(a)         Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes, and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	37

Notes to financial statements continued

Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended August 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$123,710,568	$401,156
Sales	112,074,517	414,460

At August 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 4,132,104
Gross unrealized depreciation	(30,995,195)
Net unrealized depreciation	$(26,863,091)

Transactions in reverse repurchase agreements for the Fund during the year ended August 31, 2008 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING
$34,816,512	3.38%	$42,575,487

*  Average based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.35% to 5.85% during the year ended August 31, 2008. Interest expense incurred on reverse repurchase agreements totaled $1,194,562.

38	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

At August 31, 2008, the Fund had the following open reverse repurchase agreements:

FACE AMOUNT	SECURITY	VALUE
$2,992,150

Reverse Repurchase Agreement with Credit Suisse,

dated 8/25/08 bearing 2.850% to be repurchased at $2,998,072 on 9/19/08, collateralized by: $3,500,000

Bolivarian Republic of Venezuela, 8.500% due 10/8/14;

Market value (including accrued interest) $3,382,425

		$ 2,992,150
2,188,467	Reverse Repurchase Agreement with Credit Suisse, dated 6/27/08 bearing 2.750% to be repurchased at $2,203,346 on 9/24/08, collateralized by: $2,190,000 Republic of Columbia, 7.375% due 9/18/37; Market value (including accrued interest) $2,479,010	2,188,467
3,720,556	Reverse Repurchase Agreement with Credit Suisse, dated 7/3/08 bearing 2.250% to be repurchased at $3,738,694 on 9/19/08, collateralized by: $3,560,000 Federative Republic of Brazil, 7.125% due 1/20/37; Market value (including accrued interest) $4,002,598	3,720,556
3,171,353	Reverse Repurchase Agreement with Credit Suisse, dated 7/3/08 bearing 2.250% to be repurchased at $3,186,814 on 9/19/08, collateralized by: $3,394,000 Republic of Panama, 6.700% due 1/26/36; Market value (including accrued interest) $3,506,804	3,171,353
780,793	Reverse Repurchase Agreement with Credit Suisse, dated 8/4/08 bearing 2.500% to be repurchased at $783,558 on 9/24/08, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $880,750	780,793
5,809,097	Reverse Repurchase Agreement with Credit Suisse, dated 8/4/08 bearing 2.500% to be repurchased at $5,827,250 on 9/18/08, collateralized by: $7,026,000 Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) $6,798,610	5,809,097
1,441,805	Reverse Repurchase Agreement with Credit Suisse, dated 8/4/08 bearing 3.500% to be repurchased at $1,448,253 on 9/19/08, collateralized by: $2,321,000 Bolivarian Republic of Venezuela, 5.750% due 2/26/16; Market value (including accrued interest) $1,800,951	1,441,805
1,043,700	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 5/5/08 bearing 2.100% to be repurchased at $1,051,980 on 9/18/08, collateralized by: $1,050,000 Republic of Argentina, 8.280% due 12/31/33; Market value (including accrued interest) $799,840	1,043,700
2,050,400	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 5/5/08 bearing 2.250% to be repurchased at $2,067,957 on 9/19/08, collateralized by: $1,760,000 Federative Republic of Brazil, 7.125% due 1/20/37; Market value (including accrued interest) $1,978,813	2,050,400
1,860,000	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 5/5/08 bearing 2.650% to be repurchased at $1,878,758 on 9/19/08, collateralized by: $1,600,000 Federative Republic of Brazil, 8.000% due 1/15/18; Market value (including accrued interest) $1,806,260	1,860,000

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	39

Notes to financial statements continued

FACE AMOUNT	SECURITY	VALUE
9,500,425

Reverse Repurchase Agreement with JPMorgan Chase & Co.,

dated 6/18/08 bearing 2.500% to be repurchased at $9,561,782 on 9/19/08, collateralized by: $9,650,000

Republic of Turkey, 7.375% due 2/5/25;

Market value (including accrued interest) $9,834,904

		$ 9,500,425
1,148,500	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 7/3/08 bearing 2.400% to be repurchased at $1,154,472 on 9/19/08, collateralized by: $1,000,000 Federative Republic of Brazil, 8.000% due 1/15/18; Market value (including accrued interest) $1,128,913	1,148,500
	Total Reverse Repurchase Agreements (Cost — $35,707,246)	$35,707,246

At August 31, 2008, the Fund had the following open forward foreign currency contracts:

	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Buy:
Indian Rupee	14,368,900	$326,499	9/16/08	$ (4,811)
Indian Rupee	12,009,700	272,892	9/16/08	(6,468)
Indian Rupee	9,530,000	216,547	9/16/08	(3,343)
Net unrealized loss on open forward foreign currency contracts				$(14,622)

During the year ended August 31, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding August 31, 2007	—	—
Written options	7,200,000	$32,511
Options closed	—	—
Options expired	(7,200,000)	(32,511)
Written options, outstanding August 31, 2008	—	—

40	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

At August 31, 2008, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND*	PERIODIC PAYMENTS RECEIVED BY THE FUND*	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps:
Barclay’s Capital Inc. (CDX North America Investment Grade High Volatility Index #8)	$12,600,000	6/20/12	(a)	0.750% quarterly	$(875,416)
Barclay’s Capital Inc. (CDX North America Investment Grade High Volatility Index #10)	300,000	6/20/13	3.500% quarterly	(b)	12,897
Barclay’s Capital Inc. (CDX North America Investment Grade High Volatility Index #10)	100,000	6/20/13	3.500% quarterly	(b)	4,559
Net unrealized depreciation on open swap contracts					$(857,960)

(a)	As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.
(b)	As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.
*	Percentages shown are annual percentage rates.

4. Loan

At August 31, 2008, the Fund had a $55,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated November 20, 2006, among the Fund, Panterra Funding LLC (the “Lender”) and Citibank N.A. (“Citibank”) as secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total credit line available, whether used or unused. For the year ended August 31, 2008, the Fund incurred a commitment fee in the amount of $56,196. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended August 31, 2008 the Fund incurred interest expense on this loan in the amount of $1,536,382. At August 31, 2008, the Fund had $35,000,000 of borrowings outstanding under this credit agreement.

5. Distributions subsequent to August 31, 2008

On August 14, 2008, the Fund’s Board declared three dividends, each in the amount of $0.095 per share, payable on September 26, 2008, October 31, 2008 and November 28, 2008 to shareholders of record on September 19, 2008, October 24, 2008 and November 21, 2008, respectively.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	41

Notes to financial statements continued

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$14,999,215	$14,494,655

As of August 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,075,288
Capital loss carryforward*	(2,127,258)
Other book/tax temporary differences(a)	(4,503,502)
Unrealized appreciation/(depreciation)(b)	(27,697,362)
Total accumulated earnings/(losses) — net	$(32,252,834)

*  As of August 31, 2008, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
8/31/2010	$(2,016,166)
8/31/2016	(111,092)
$(2,127,258)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its November 30, 2008 Form N-Q.

* * *

42	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset Global Partners Income Fund Inc. 2008 Annual Report	43

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Global Partners Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global Partners Income Fund Inc., as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2004 were audited by other independent registered public accountants whose report thereon, dated October 22, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Partners Income Fund Inc. as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 24, 2008

44	Western Asset Global Partners Income Fund Inc. 2008 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Partners Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:
CAROL L. COLMAN c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	24

Other board member- ships held by Director	None
DANIEL P. CRONIN c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years	Retired; Formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	24

Other board member- ships held by Director	None

Western Asset Global Partners Income Fund Inc.	45

Additional information (unaudited) continued

Information about Directors and Officers

PAOLO M. CUCCHI c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	Professor of Italian and French languages, Drew University (since 1984); Formerly Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)

Number of portfolios in fund complex overseen by director (including the Fund)	24

Other board member- ships held by Director	None
LESLIE H. GELB c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 1994

Principal occupation(s) during past 5 years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); Formerly, President, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	24

Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”): India Fund Inc. and Asia Tigers Fund, Inc.
WILLIAM R. HUTCHINSON c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years	President, W.R. Hutchinson & Associates Inc.; (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	24

Other board member- ships held by Director	Director of Associated Banc-Corp.

46	Western Asset Global Partners Income Fund Inc.

RIORDAN ROETT c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 1995

Principal occupation(s) during past 5 years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)

Number of portfolios in fund complex overseen by director (including the Fund)	24

Other board member- ships held by Director	None
JESWALD W. SALACUSE c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 1994

Principal occupation(s) during past 5 years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	24

Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Advisors

Western Asset Global Partners Income Fund Inc.	47

Additional information (unaudited) continued

Information about Directors and Officers

INTERESTED DIRECTORS

R. JAY GERKEN, CFA[2] Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 164 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	149

Other board member- ships held by Director	None

OFFICERS:

KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; Formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

48	Western Asset Global Partners Income Fund Inc.

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

Western Asset Global Partners Income Fund Inc.	49

Additional information (unaudited) continued

Information about Directors and Officers

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2005

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2008 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

50	Western Asset Global Partners Income Fund Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Global Partners Income Fund Inc.	51

Dividend reinvestment and cash purchase plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Global Partners Income Fund Inc. (“Fund”), on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to

52	Western Asset Global Partners Income Fund Inc.

a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases

Western Asset Global Partners Income Fund Inc.	53

Dividend reinvestment and cash purchase plan (unaudited) continued

shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent,

54	Western Asset Global Partners Income Fund Inc.

with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset Global Partners Income Fund Inc.	55

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Western Asset Global Partners Income Fund Inc.

Directors	Subadviser
Carol L. Colman	Western Asset Management Company
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	Custodian
R. Jay Gerken, CFA	State Street Bank and Trust Company
Chairman	225 Franklin Street
William R. Hutchinson	Boston, Massachusetts 02110
Riordan Roett
Jeswald W. Salacuse	Transfer agent
American Stock Transfer & Trust Company
Officers	59 Maiden Lane
R. Jay Gerken, CFA	New York, New York 10038
President and Chief Executive Officer
Kaprel Ozsolak	Independent registered public accounting firm
Chief Financial Officer and Treasurer	KPMG LLP
Ted P. Becker	345 Park Avenue
Chief Compliance Officer	New York, New York 10154
Robert I. Frenkel
Secretary and Chief Legal Officer	Legal counsel
Thomas Mandia	Simpson Thacher & Bartlett LLP
Assistant Secretary	425 Lexington Avenue
Steven Frank	New York, New York 10017
Controller
Albert Laskaj	New York Stock Exchange Symbol
Controller	GDF

Western Asset Global Partners Income Fund Inc.
55 Water Street
New York, New York 10041

Investment manager
Legg Mason Partners Fund Advisor, LLC

Western Asset Global Partners Income Fund Inc.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC. 55 Water Street New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX010340 10/08 SR08-663

ITEM 2.                             CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                             PRINCIPAL AND ACCOUNTING FEES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2007 and August 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,500 in 2007 and $56,500 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,000 in 2007 and $13,500 in 2008. These services consisted of procedures performed in connection with the agreed upon procedures performed in connection with the fund’s Revolving Credit and Security Agreement for the Western Asset Global Partners Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global Partners Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,150 in 2007 and $2,650 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Global Partners Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global Partners Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee duly implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes duly impairs the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services do not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global Partners Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global Partners Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global Partners Income Fund Inc. during the reporting period were $0 in 2008.

(h) Yes.  Western Asset Global Partners Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Global Partners Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A.Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Jeffrey D. Van Schaick	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1981.

Western Asset 385 East Colorado Blvd. Pasadena, CA 91101

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of August 31, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
S. Kenneth Leech‡	115 registered investment companies with $120.1 billion in total assets under management	273 Other pooled investment vehicles with $235.6 billion in assets under management	1,009 Other accounts with $269.2 billion in total assets under management*

Stephen A. Walsh‡	115 registered investment companies with $120.1 billion in total assets under management	273 Other pooled investment vehicles with $235.6 billion in assets under management	1,009 Other accounts with $269.2 billion in total assets under management*

Keith J. Gardner‡	7 registered investment companies with $1.2 billion in total assets under management	8 Other pooled investment vehicles with $1.2 billion in assets under management	0 Other accounts with $0 million in total assets under management

Jeffrey D. Van Schaick‡	4 registered investment Companies with $1.1 billion in total assets under management	4 Other pooled investment vehicles with $0.5 billion in assets under management	16 Other accounts with $3.0 billion in total assets under management**

Michael C. Buchanan‡	18 registered investment Companies with $8.9 billion in total assets under management	7 Other pooled investment vehicles with $5.2 billion in assets under management	18 Other accounts with $2.2 billion in total assets under management***

*	Includes 95 accounts managed, totaling $27.8 billion, for which advisory fee is performance based.
**	Includes 2 accounts managed, totaling $0.1 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation – with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of August 31, 2008.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Jeffrey D. Van Schaick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.                                                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                              CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                              EXHIBITS.

(a)    (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Partners Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	November 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	November 6, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global Partners Income Fund Inc.

Date:	November 6, 2008